PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                          SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

        Filed by the Registrant /x/

        Filed by the party other than the Registrant/ /

        Check the appropriate box: / /

             / / Preliminary Proxy Statement            / / Confidential, for use of the
                                                            Commission  Only (as Permitted
                                                            by Rule 14a-6(e)(2)

            /x/   Definitive Proxy Statement
            / /   Definitive Additional Materials
            / /   Soliciting Material Pursuant to Rule 14a-11(c)  Rule 14-a12

                        CONSOLIDATED-TOMOKA LAND CO.

                (Name of Registrant as specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

/ /   No fee required

/ /   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction  applies.
      (2)   Aggregate number of securities to which transactions applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      (4)   Proposed maximum aggregate value of transaction:
      (5)   Total fee paid:

/ /   Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:
      (2) Form, Schedule or Registration Statement No.:
      (3) Filing Party:
      (4) Date Filed:

                             CONSOLIDATED-TOMOKA LAND CO.
               PROXY IS SOLICITED BY THE BOARD OF DIRECTORS MEETING
                    DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS
                                APRIL 22, 1998

The undersigned hereby appoints Bruce W. Teeters and Patricia Lagoni, each or either of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent, and to vote, as designated below, all the shares of common stock of Consolidated-Tomoka Land Co. held of record by the undersigned on March 3, 1998, at the annual meeting of shareholders to be held April 22, 1998, or any adjournment or postponement thereof.

      Election of three Class I Directors for three-year terms ending 2001.

{ } FOR all nominees list below   { }  WITHHOLD AUTHORITY to vote for all
   (except as marked to the            nominees listed below
    contrary below)

To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

Class I.  John C. Adams, Jr., Bob D. Allen, David D. Peterson

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                                      CONSOLIDATED-TOMOKA LAND CO.
                                               PROXY

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for each proposal.

Please sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signing for a corporation, or partnership, authorized person should sign full corporation or partnership name and indicate capacity in which they sign.

Dated____________________________________________
Signature________________________________________
Signature________________________________________
(if held jointly)

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                   2                                           2

<APPENDIX)>

                CONSOLIDATED-TOMOKA LAND CO.
                   Post Office Box 10809
             Daytona Beach, Florida 32120-0809

          NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       April 22, 1998

To the Shareholders:

The annual meeting of shareholders of Consolidated-Tomoka Land Co., a Florida corporation (the "Company"), will be held at the Daytona Beach Hilton Resort, 2637 South Atlantic Avenue, Daytona Beach, Florida, on Wednesday, April 22, 1998, at ten o'clock in the morning for the following purposes:

     1. To elect three directors to serve for a three-year term expiring at the annual meeting of shareholders to be held in 2001, or until their successors are elected and qualified.

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on March 3, 1998, are entitled to notice of, and to participate in and vote at the meeting.

Daytona Beach Hilton Resort has reserved a limited number of rooms for shareholders attending our meeting. Shareholders who plan to attend are urged to reserve rooms promptly upon receipt of the meeting notice by calling 1-904-767-7350.

A complete list of shareholders as of the record date will be available for shareholders' inspection at the Corporate Offices at 149 South Ridgewood Avenue, Daytona Beach, Florida, for at least ten days prior to the meeting.

                                      By Order of the Board of Directors
                                      Patricia Lagoni
                                      Secretary

Daytona Beach, Florida
March 25, 1998
                                      3

      All shareholders are requested to date and sign the enclosed proxy and return it promptly in the accompanying envelope. This proxy is revocable by you at any time before it is exercised by notifying the corporate secretary of the Company in writing or by submitting a properly executed, later-dated proxy. Signing a proxy will not affect your right either to attend the meeting and vote your shares in person or to give a later proxy.

A COPY OF THE COMPANY'S MOST RECENT FORM 10-K ANNUAL
REPORT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
WILL BE FURNISHED, WITHOUT CHARGE, TO ANY SHAREHOLDER
UPON WRITTEN REQUEST DIRECTED TO THE COMPANY'S SECRETARY,
P. O. BOX 10809, DAYTONA BEACH, FLORIDA 32120-0809.

                     CONSOLIDATED-TOMOKA LAND CO.
                                  PROXY STATEMENT
                                  INTRODUCTION

          This proxy statement and the enclosed form of proxy are being sent to the shareholders of Consolidated-Tomoka Land Co., a Florida corporation
(the "Company"), on or about March 25, 1998, in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the annual meeting of shareholders to be held on Wednesday, April 22, 1998 (and at any adjournment or adjournments thereof), for the purposes set forth in the accompanying notice of annual meeting. Shareholders who execute proxies retain the right to revoke them at any time before they are exercised by sending written notice to the secretary of the Company, by submitting a properly executed, later-dated proxy, or by attending the annual meeting and electing to vote in person.

The cost of preparing, assembling, and mailing material in connection with this solicitation will be borne by the Company.

At the close of business on March 3, 1998, there were 6,371,833 shares of common stock, $1 par value, of the Company outstanding. Each holder of common stock of record on that date is entitled to one vote for each share held by such shareholder on every matter submitted to the meeting. The Company's Articles of Incorporation and Bylaws do not provide for cumulative voting for the election of directors, which is permitted but not required by Florida law.

As of January 31, 1998, Baker, Fentress & Company ("Baker Fentress"), a publicly owned, closed-end investment company, located at Madison Plaza, Suite 3510, 200 West Madison Street, Chicago, Illinois 60606, owned beneficially 5,000,000 shares (78.5%) of the outstanding shares of common stock of the Company.
These shares were owned of record by Cede & Co., a nominee of Depository Trust Company, for the account of Baker Fentress. Baker Fentress has sole voting and dispositive power with respect to these shares. No other person owned of record, or was known by management to own beneficially, more than 5% of the Company's outstanding common stock as of January 31, 1998.

As of January 31, 1998, Baker Fentress had 35,983,081 shares of its $1 par value common stock outstanding. As of that date, 4,242,977 shares (11.8%) of the common stock of Baker Fentress were held by the officers and directors of Baker Fentress as a group with power over voting or disposition of the shares.

See "Interests in Stock" below for information as to the beneficial ownership of common stock of the Company and of Baker Fentress as of January 31, 1998 by each director of the Company and by all directors and officers as a group.

                                      ELECTION OF DIRECTORS


     The Company's Articles of Incorporation divide the Board of Directors into three classes, as nearly equal as possible. At the 1998 annual meeting of shareholders, three Class I directors are to be elected, each to hold office until the annual meeting of shareholders to be held in 2001, or until their successors are elected and qualified.

The Company has no nominating committee other than the Board of Directors for the selection of candidates to serve as directors. It is the intention of the persons named in the accompanying form of proxy to vote such proxy for the election as directors of the persons named below who have been designated by the Board of Directors as nominees for Class I unless authority to do so is withheld.

     All nominees for election as directors are now directors, each having been elected by the shareholders at the May 1995 annual meeting. Each nominee has indicated his willingness to serve if elected. If any nominee should be unable to serve, which is not now anticipated, the proxy will be voted for such other persons as shall be determined by the persons named in the proxy in accordance with their judgment.

The election of Messrs. Adams, Allen, and Peterson will require the affirmative vote of the holders of a plurality of the shares present or represented at the meeting. The Board of Directors of the Company recommends a vote "for" the election of Messrs. Adams, Allen, and Peterson as directors in Class I. Proxies solicited by the Board will be so voted unless shareholders specify in their proxies a contrary choice. Abstentions will be treated as shares represented at the meeting and therefore will be the equivalent of a negative vote, and broker non-votes will not be considered as shares represented at the meeting.

     Additional information concerning the nominees and the directors who are continuing in office appears below.

     Name,
     Age at January 31, 1998,                                        Class and        Other
     and Principal Occupation                       Director         Expiration       Business
     since January 1, 1993                          Since            of Term          Affiliations
John C. Adams, Jr.-age 61(2)                        1977             I                Director, Hilb,
     Chairman of the board                                           1998             Rogal and Hamilton
     of Hilb, Rogal and Hamilton                                                      Company, Richmond,
     Company of Daytona Beach,                                                        Virginia
     Inc. (an insurance agency);
     executive vice president
     operations from January 1994
     to present.  Executive
     vice president since 1993 of
     Hilb, Rogal and Hamilton
     Company, Richmond, Virginia,
     and chief operating officer
     during 1993

Bob D. Allen-age 63(1)                              1990             I                Director, First Union
     President and chief                                             1998             of Florida, and
     executive officer of the                                                         Baker, Fentress &
     Company                                                                                                              Company

Jack H. Chambers-age 67(3)                          1986             III              Director, Mobile
     Of Counsel to Law Firm of                                       2000             America Corporation
     Foley & Lardner since
     September 1994; real
     estate consultant and
     investor from January
     1994 to September 1994;
     president and chief
     executive officer of Koger
     Properties Inc. from
     July 1991 to December 1993

James P. Gorter-age 68                              1988             II               Director, Baker,
     Chairman of the board                                           1999             Fentress & Company,
     of Baker, Fentress & Company;                                                    Levin Management Co.,
     limited partner of Goldman,                                                      Inc., and Caterpillar,
     Sachs & Co.                                                                      Inc.
     (investment bankers)

                                      7

    Name,
    Age at January 31, 1998,                                         Class and         Other
    and Principal Occupation                        Director         Expiration        Business
    Since January 1, 1993                           Since            of Term           Affiliations
William O. E. Henry-age 70(3)                       1977             III               None
    Practicing attorney and                                          2000
    partner in law firm of
    Holland & Knight LLP,
    counsel for the Company

Robert F. Lloyd-age 62(2)                           1991             II                None
    Chairman of the board and                                        1999
    chief executive officer of
    Lloyd Buick-Cadillac Inc.

John H. Pace, Jr.-age 80(3)                         1968             III               None
    Chairman of Cardinal                                             2000
    Investment Company
    investor in securities
    and real estate)

David D. Peterson-age 66(1)                         1984             I                 Director, Baker,
    Chairman of the board of                                         1998              Fentress & Company
    the Company; retired president
    and chief executive officer
    of Baker, Fentress & Company
    (a publicly owned, closed-
    end investment company)
    since June 1996

Bruce W. Teeters-age 52                             1990             II                None
    Senior vice president-                                           1999
    finance and treasurer
    of the Company

(1) Member of the executive committee of the Company, which had two meetings in 1997. The executive committee has the authority during intervals between meetings of the Board of Directors to exercise power on matters designated by the Board.
(2) Member of the compensation and stock option committee, which had one meeting in 1997.
(3) Member of the audit committee, which had one meeting in 1997. The committee meets with representatives of the Company's independent public accountants to determine the scope of each audit and review the results.

     During 1997, the Board of Directors held one regular and three special meetings. Each outside director received a fee of $1,000 for each board meeting he attended in 1997. Each outside director received, in addition to meeting fees, an annual retainer of $13,000, payable quarterly. Mr. Peterson in 1996, began receiving as Chairman of the Board an additional annual fee of $8,000, payable quarterly. Members of the executive, audit, and compensation and stock option committees also received $1,000 for each meeting of those committees attended in 1997.

     Effective January 1, 1998, annual retainer fees for all outside directors were increased to $14,000, payable quarterly.

     All members of the Board attended 75% or more of the meetings of the Board and all committees on which they served.

                                       INTERESTS IN STOCK

     The following table contains information at January 31, 1998 on the number of shares of common stock of the Company and of its 78.5% majority shareholder, Baker, Fentress & Company, of which each director and each officer named in the Summary Compensation Table set forth elsewhere in this Proxy Statement had outright ownership, or, alone or with others, any power to vote or dispose of the shares, or to direct the voting or disposition of the shares by others, and the percentage of the aggregate of such shares to all of the outstanding shares of the respective companies. The table also sets forth information with respect to all persons known by the Company to own beneficially more than 5% of the Company's common stock as of January 31, 1998:

                                                 Power Over Voting
Shares of                                         and Disposition                  Aggregate
Consolidated-Tomoka Land Co.                    Sole             Shared       Shares          Percent
Baker Fentress & Company                        5,000,000           --        5,000,000       78.5%
  Madison Plaza, Suite 3510
  200 West Madison Street
  Chicago, Illinois 60606
John C. Adams, Jr.                                     --        6,600 (1)        6,600 (1)    0.1%
Bob D. Allen                                       91,540 (2)       --           91,540 (2)    1.4%
Jack H. Chambers                                      194        1,200            1,394         --
James P. Gorter                                     2,400        4,000            6,400        0.1%
William O. E. Henry                                   500           --              500         --
Robert F. Lloyd                                       500           --              500         --
John H. Pace, Jr.                                     400           --              400         --
David D. Peterson                                   4,000           --            4,000         --
Bruce W. Teeters                                    8,020(2)    16,042           24,062 (2)    0.4%
 Directors and Officers
 as a group (16 persons)                          136,159 (2)   36,053          172,212 (2)    2.7%


                                                   Power Over Voting
Shares of                                           and Disposition                 Aggregate
Baker, Fentress & Company                          Sole             Shared        Shares   Percent
John C. Adams, Jr.                                   --              4,088         4,088        --
Bob D. Allen                                     31,284             38,939        70,223       0.2%
Jack H. Chambers                                     --              3,350         3,350        --
James P. Gorter                                 129,673            491,590       621,263       1.7%
William O. E. Henry                                  --                 --            --        --
Robert F. Lloyd                                      --                 --            --        --
John H. Pace, Jr.                               642,191                 --       642,191       1.8%
David D. Peterson                                26,926                 --        26,926       0.1%
Bruce W. Teeters                                     --                496           496        --
Directors and Officers
 as a group (16 persons)                        831,760            538,463     1,370,223       3.8%


(1) Does not include 4,400 shares held in trust for his wife who has sole voting and disposition power over these shares.
(2) Includes shares subject to options that are currently exercisable or exercisable within 60 days of March 1, 1998: Bob D. Allen, 22,400 shares; Bruce W. Teeters, 8,000 shares; and executive officers as a group, 30,400 shares.

                   EXECUTIVE COMPENSATION

     The sections which follow provide extensive information pertaining to the compensation of the executive officers of the Company. This information is introduced in the Compensation Committee Report on Executive Compensation set forth below which describes the policies and components of the Company's Compensation Program.


     To provide a context for considering the detailed compensation data, as well as the policies of the Compensation Committee, there is set forth immediately below information as to the cumulative shareholder return on the Company's Common Stock. The graph compares the yearly percentage change in this return with that of the American Stock Exchange Composite Index and the Real Estate Industry Index.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL SHAREHOLDER
RETURN AMONG CONSOLIDATED-TOMOKA LAND CO., AMERICAN
STOCK EXCHANGE INDEX,  AND REAL ESTATE INDUSTRY INDEX*


MEASUREMENT PERIOD                                      AMEX          REAL ESTATE
(FISCAL YEAR COVERED)                     CTO           INDEX          INDUSTRY
-----------------------------------  ------------    ------------      --------------------

Measurement Pt. - 12/31/92               100              100            100

FYE 12/31/93                             120.30           118.81         117.58

FYE 12/31/94                              99.78           104.95         113.49

FYE 12/31/95                             144.97           135.28         130.36

FYE 12/31/96                             147.38           142.74         151.59

FYE 12/31/97                             165.56           171.76         208.87


*Due to the unavailability of the previous Housing and Construction Industry
Index, the Real Estate Industry Index    has been revised using Real Estate
Subdividers and Developers as the comparable industry group.

                  COMPENSATION AND STOCK OPTION COMMITTEE REPORT
                                       ON EXECUTIVE COMPENSATION

     The Compensation and Stock Option Committee of the Board of Directors consists solely of independent, outside directors and met one time during 1997. The committee reviews and approves salary adjustments for officers and key personnel with salaries in excess of $50,000, administers the Company's Stock Option Plan, and makes recommendations to the Board with respect to the Company's Compensation Program for the executive officers named in the following Summary Compensation Table. The two individuals named in the Summary Compensation Table are the only persons earning more than $100,000 in annual compensation who fall within the Securities and Exchange Commission definition of executive officers.

    The annual compensation program includes base pay plus an incentive program to reward key management employees who are in a position to make substantial contributions to the success or the growth of the Company and its subsidiaries. The Company seeks to provide through this program compensation opportunities that are competitive and directly related to Company performance. All participants in the incentive plan were approved by the compensation committee. There were seventeen participants in the plan during 1997.

The executive officers are evaluated on performance, corporate and individual, based on a management-by-objectives system. Corporate performance is based on the Company's growth in earnings per share and progress on projects and activities which will have a major effect on future earnings. Individual performance includes implementation of goals and objectives, strategic planning, civic involvement, and public affairs. Base pay is designed to provide competitive rewards for the normal duties associated with the individual's job description. The incentive pay component is designed to stimulate actions that contribute to improved operating and financial results. The incentive awards are based on the achievement of predetermined corporate and individual performance goals.

     The Summary Compensation Table shows the incentive awards (Bonus in the Table) to the named executive officers for the past three years. For 1997, the goals for all executive officers included an overall operating and financial performance target measured by net income plus additional quantitative indicators. In addition to the 1997 quantified objectives, the Committee evaluated performance against predetermined qualitative objectives in determining the amount of incentive awards.

     The Summary Compensation Table shows the Options/SAR (Stock Appreciation Right) Grants to the named executive officers for the past three years. The exercise price of the options granted was equal to the market value of the underlying common stock on the date of the grant. Therefore, the value of these grants to the officers is dependent solely upon the future growth in share value of the Company's Common Stock. The stock appreciation right entitles the optionee to receive a supplemental payment which at the election of the Committee may be paid in whole or in part in cash or in shares of common stock equal to all or a portion of the spread between the exercise price and the fair market value of the underlying shares at the time of exercise.

     The Company's CEO, Mr. Allen, received a 4% increase in base pay determined by salary surveys which indicated such an increase was appropriate to maintain a competitive salary structure. Mr. Allen received a bonus of $50,000, which was based upon the operating results of the Company and Mr. Allen's individual performance.

     The Committee believes that the components of salary, Stock Options/SARs, and incentive awards are fair, competitive, and in the best interest of the Company. Specific salary and incentives are disclosed in the Summary Compensation Table and the Options/SAR Grants in Last Fiscal Year Table.

By the Compensation Committee:  John C. Adams, Jr., Chairman
                                Robert F. Lloyd


SUMMARY COMPENSATION TABLE(a)

                                                                                           LONG TERM
                                                                                         COMPENSATION
                                                                                          AWARDS
Name and Principal        FISCAL                                       OTHER ANNUAL       OPTIONS/
    Position               YEAR             SALARY        BONUS       COMPENSATION(b)      SARS

Bob D. Allen              1997            $266,616       $50,000      $1,932,105          20,000
President and             1996             256,362        72,000           5,395          20,000
Chief Executive Officer   1995             246,500        75,000           4,897          20,000

Bruce W. Teeters          1997            $167,016       $18,000        $626,113           8,000
Senior Vice President-    1996             160,596        18,000           2,141           8,000
Finance & Treasurer       1995             154,428        20,000           2,205           8,000


(a)  12/31 Fiscal Year
(b) Other compensation includes personal use of company automobile, premium for term life insurance exceeding $50,000, and exercise of Stock Options, and Stock Appreciation Rights.

  OPTIONS/SAR GRANTS IN LAST FISCAL YEAR


                                % of TOTAL                                          POTENTIAL REALIZABLE
                                OPTIONS/SARS                                          VALUE AT ASSUMED
                      #          GRANTED TO                                         ANNUAL RATES OF STOCK
                   OPTIONS/     EMPLOYEES IN    DATE     PER SHARE     EXPIR-         PRICE APPRECIATION
NAME                SARS           FISCAL        OF       EXERCISE     ATION             FOR OPTION
                   GRANTED          YEAR        GRANT       PRICE       DATE               TERM
                                                                                      5%          10%
Bob D. Allen        20,000          41.7%      01/21/98    $17.62      01/21/08      $221,622  $561,635
Bruce W. Teeters     8,000          16.7%      01/21/98     17.62      01/21/08        88,649   224,654


(a)  20% of options become exercisable one year from the grant date.  Options
     vest 20% per year over the first  five years,   and the options expire ten
     years from the grant date.

DEFERRED COMPENSATION PLANS

     Under the Company's Unfunded Deferred Compensation Plan, effective July 1, 1981, fees earned by directors for service on the Board and its committees may be deferred until the director attains seventy years of age or ceases to be a member of the Board, whichever occurs first. Under a similar plan effective October 25, 1982, officers and key employees of the Company may elect to defer all or a portion of their earnings until such time as the participant ceases to be an officer or key employee. All sums credited to a participating director, officer, or employee under either of these plans may be distributed in a lump sum or in installments over not more than ten calendar years following the end of the deferral period. The participant will be entitled to elect the size of the installments and the period over which they will be distributed. The deferred compensation accrues interest annually at the average rate of return earned by the Company on its short-term investments. Compensation deferred pursuant to these plans during 1997 by Officers named in the compensation table above is included in the table.

PENSION PLAN

     The amount of the Company's contributions or accrual on behalf of any particular participant in the pension plan cannot readily be determined. The following table shows the estimated annual benefit payable under the pension plan (utilizing present levels of Social Security benefits) upon retirement to persons in a range-of-salary and years-of-service classification:


                                              PENSION PLAN TABLE
             Final
            Average                             Years of Service
            Earnings as                10           20           30           35
            of 1/1/97                NRA 65       NRA 65       NRA 65       NRA 65
                $                      $            $            $            $
             50,000                   7,242       14,484       21,725       25,346
             75,000                  11,742       23,484       35,225       41,096
            100,000                  16,242       32,484       48,725       56,846
            125,000                  20,742       41,484       62,225       72,596
            150,000                  25,242       50,484       75,725       88,346
            160,000 and Greater*     27,042       54,084       81,125       94,646

                                      16

NRA = normal retirement age
Calendar year of 65th birthday = 1997
1996 Social Security covered compensation level is $29,304
Pension Benefit is Subject to IRC Section 415 Benefit Limitation of $125,000. *Pensionable Earnings are Subject to IRC Section 401(a)17 Salary Limitation of $160,000

     As of December 31, 1997, the executive officers named in the compensation table are expected to be credited with years of service under the amended plan as follows: Mr. Allen, 7 years, and Mr. Teeters, 18 years.

                              SECTION 16 REPORTING

     During 1997, no one subject to Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act") with respect to filing reports of ownership and change in ownership concerning a registered class of equity securities of the Company failed to file a timely report required by Section 16(a) of the Exchange Act.

                                                         SHAREHOLDER PROPOSALS

     Regulations of the Securities and Exchange Commission require that proxy Statements disclose the date by which shareholder proposals must be received by the corporate secretary of the Company in order to be included in the Company's proxy materials for the next annual meeting. In accordance with these regulations, shareholders are hereby notified that if they wish a proposal to be included in the Company's proxy statement and form of proxy relating to the 1999 annual meeting, a written copy of their proposal must be received at the principal executive offices of the Company no later than December 1, 1998. To ensure prompt receipt by the Company, proposals should be sent certified mail, return receipt requested. Proposals must comply with the proxy rules relating to shareholder proposals in order to be included in the Company's proxy materials.

                                   ANNUAL REPORT

     The Company's annual report to shareholders for the fiscal year ended December 31, 1997 accompanies this proxy statement. Additional copies may be obtained by writing to the Company at Post Office Box 10809, Daytona Beach, Florida 32120-0809.

                                                      OTHER MATTERS
     The Board of Directors of the Company does not intend to bring any other matters before the meeting, and it does not know of any proposals to be presented to the meeting by others. If any other matters properly come before the meeting, however, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment.

Dated:  March 25, 1998
                                       17

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